Exhibit 99.1

Vista Gold Appoints Gavin Ferguson as Managing Director, Vista Gold Australia

Denver, Colorado, August 17, 2026 – Vista Gold Corp. (NYSE American and TSX: VGZ) is pleased to announce the appointment of Gavin Ferguson as Managing Director of Vista Gold Australia Pty Ltd., effective September 7, 2026. Mr. Ferguson will be based in the Company’s new West Perth office.

Mr. Ferguson is a highly accomplished executive who brings more than 35 years of international mining experience across mine development, project execution, operations, business transformation, and executive leadership. Most recently, he served as General Manager of the Carlin Mining Complex for Nevada Gold Mines, where he was accountable for five underground mines, three open pits and five processing facilities producing approximately 1.4 million ounces of gold annually. He led approximately 6,500 employees and contractors and was responsible for an annual operating budget of approximately $2.1 billion together with $300–$500 million in sustaining and growth capital.

Mr. Ferguson has held senior executive and operational leadership positions with Kinross Gold, K92 Mining, Teranga Gold, Newmont Mining, Anglo Platinum, Platinum Australia, and AngloGold Ashanti. His experience includes major operating turnarounds, mine restarts, greenfield and brownfield project development, feasibility studies, owner-operator transitions, major capital projects, and stakeholder engagement across multiple international jurisdictions. He has led teams and operated in a wide range of jurisdictional environments including South Africa, Australia, Papua New Guinea, Russia, West Africa, and North America.

Mr. Ferguson holds a Graduate Diploma in Mining Engineering from Curtin University, a Bachelor of Technology in Mining Engineering from the University of Johannesburg and has completed advanced management and leadership programs at the Saïd Business School, Oxford University. He is a Member of the Australasian Institute of Mining and Metallurgy (AusIMM).

Frederick H. Earnest, President and CEO of Vista Gold, stated, “We are very pleased to welcome Gavin to Vista Gold. Gavin’s wide-ranging experience leading some of the world’s largest gold operations, together with his project development and turnaround experience, adds exceptional technical, operational and project execution capability to Vista Gold’s team. Gavin’s appointment underscores our commitment to building a strong Australia-based leadership team to advance Mt Todd. We are confident that he will play a vital leadership role in developing the project and creating long-term value for our shareholders.”

Gavin Ferguson, commented, “I am honored to join Vista Gold and lead the Australian project execution team at such an important stage in the advancement of Mt Todd.

“The 2025 Feasibility Study has established a compelling development proposition. The combination of a substantial gold reserve, long mine life, reduced initial capital requirement, and strong projected economics provides a strong foundation from which to advance the project.

“The opportunity now is to execute. I am committed to working with Vista’s Board and management teams to take the Mt Todd project from its current project stage through detailed engineering, development, and first gold. I also look forward to building strong relationships with the Northern Territory Government, Traditional Owners, local communities, contractors, and other stakeholders.”

About Vista Gold Corp.

Vista Gold holds the Mt Todd gold project, located in the Tier-1 mining jurisdiction of Northern Territory, Australia. Mt Todd is among the largest development-stage projects in Australia. The Company has defined a clear pathway to value realization, targeting the commencement of detailed engineering and design in 2027. This milestone is expected to initiate an approximately 27-month period of design, construction, and commissioning, culminating in first gold production.

Mt Todd offers strong project economics, significant initial production, and compelling expansion and exploration upside. Mt Todd benefits from advanced local infrastructure, options for future expansion, and broad community support, underpinning its potential to become a long-lived, globally significant gold operation.

For further information about Vista or Mt Todd, please contact Pamela Solly, Vice President of Investor Relations, at (720) 981-1185 or visit the Company’s website at www.vistagold.com.

Forward Looking Statements

This news release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and U.S. Securities Exchange Act of 1934, as amended, and forward-looking information within the meaning of Canadian securities laws. All statements, other than statements of historical facts, included in this news release that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements and forward-looking information. These forward-looking statements and forward-looking information include, but are not limited to statements regarding such things as the Company’s 2026 and 2027 objectives and priorities; the Company’s forecasts and expected cash flows; the Company’s projected capital and operating costs; the Company’s expectations regarding mining and metallurgical recoveries; the Company’s expectations of economic conditions and the price of gold; Mt Todd milestones and results; the Company’s belief that Mr. Ferguson’s experience adds exceptional technical, operational and project execution capability to the Company’s team; the Company’s belief that Mr. Ferguson will play a vital leadership role in developing the project and creating long-term value for the Company’s shareholders; the Company’s belief that the 2025 Feasibility Study has established a compelling development proposition and a strong foundation to advance the project; statements regarding relationships with the Northern Territory Government, Traditional Owners, local communities, contractors, and other stakeholders; the Company’s belief that Northern Territory, Australia is a Tier-1 mining jurisdiction; the Company’s belief that Mt Todd is among the largest development-stage projects in Australia; the Company’s belief that it has defined a clear pathway to value realization, targeting the commencement of detailed engineering and design in 2027; the Company’s belief that the Mt Todd project offers strong project economics, significant initial production, and compelling expansion and exploration upside; the Company’s belief that Mt Todd benefits from advanced local infrastructure, options for future expansion, and broad community support, underpinning its potential to become a long-lived, globally significant gold operation; the Company’s belief regarding execution dependencies, including the availability and terms of project financing, receipt and timing of required permits and approvals, detailed engineering outcomes, procurement and contractor/supply-chain availability, construction execution, commissioning and ramp-up performance, and final investment decisions execution dependencies; and statements related to the Company’s strategy. The material factors and assumptions used to develop the forward-looking statements and forward-looking information contained in this news release include the following: the Company’s forecasts and expected cash flows; the Company’s projected capital and operating costs; the Company’s expectations regarding mining and metallurgical recoveries; mine life and production rates; that laws or regulations impacting mine development or mining activities will remain consistent; the Company’s approved business plans, mineral resources and mineral reserves estimates and results of preliminary economic assessments; preliminary feasibility studies and feasibility studies on the Company’s projects, if any; the Company’s experience with regulators; political and social support of the mining industry in Australia; the Company’s experience and knowledge of the Australian mining industry; the Company’s expectations of economic conditions and the price of gold; and the factors noted above relating to financing, permitting, engineering, procurement, construction execution, commissioning and ramp-up, and final investment decisions. When used in this news release or elsewhere, the words “optimistic,” “potential,” “indicate,” “expect,” “intend,” “hopes,” “believe,” “may,” “will,” “if,” “anticipate” and similar expressions are intended to identify forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include, among others, uncertainty of resource and reserve estimates, uncertainty as to the Company’s future capital costs, operating costs, non-operating costs, and ability to raise capital; risks relating to cost increases for capital and operating costs; risks of shortages and fluctuating costs of equipment or supplies; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; potential effects on the Company’s operations of environmental regulations in the countries in which it operates; risks due to legal proceedings; risks relating to political and economic instability in certain countries in which it operates; uncertainty as to the results of bulk metallurgical test work; and uncertainty as to completion of critical milestones for Mt Todd; as well as those factors discussed under the headings “Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s latest Annual Report on Form 10-K as filed in March 2026, and other documents filed with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, the Company assumes no obligation to publicly update any forward-looking statements or forward-looking information whether as a result of new information, future events or otherwise.